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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to incorporation by reference in the Registration Statement (Form S-3 No. 333-31287) and Registration Statements (Form S-8 Nos. 33-96624, 333-48597, 333-52927 and 333-51884) of our report dated March 16, 2001, with respect to the financial statements of Net4Music Inc. included in the Annual Report (Form 10-KSB) for the year ended December 31, 2000.


                                                         /s/ Ernst & Young LLP

Minneapolis, Minnesota
April 6, 2001